SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by Registrant [ X ]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by
    Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-11(c) or Sec. 240.14a-12

                           FIRST FINANCIAL FUND, INC.
                (Name of Registrant as Specified In Its Charter)


                               Stephen C. Miller
                          2344 Spruce Street, Suite A
                            Boulder, Colorado 80302
                                 (303) 444-5483
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

          1)   Title of each class of securities to which transactions applies:

          2)   Aggregate number of securities to which transaction applies:

          3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          4)   Proposed maximum aggregate value of transaction:

          5)   Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1) Amount Previously Paid:

          2) Form, Schedule or Registration Statement No.:

          3) Filing Party:

          4) Date Filed:

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                         BOULDER, COLORADO 80302


June 20, 2007

Dear Fellow Stockholder,

     You are cordially invited to attend the 2007 Annual Meeting of Stockholders of First Financial Fund, Inc., which will be held on Friday, August 3, 2007 at 9:00 a.m. Pacific Daylight Time (local time), at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon. Details of the business to be presented at the meeting can be found in the accompanying Notice of Annual Meeting and Proxy Statement.

     Once again, I would like to use this opportunity to recognize Wellington Management Company, LLP and its Portfolio Manager, Nicholas C. Adams, for an exceptional performance in managing the Fund. Recently, the Fund received a Performance Achievement Certificate for its number one ranking in Lipper's Closed-End Sector Equity Funds classification for the 10-year period ending December 31, 2006. This is the third year running that the Fund has received this certificate! Congratulations to Nick and the team at Wellington Management on this outstanding achievement.

     We hope you plan to attend the meeting. Your vote is important. Whether or not you are able to attend, it is important that your shares be represented at the Meeting. Accordingly, we ask that you please sign, date and return the enclosed Proxy Card or vote via telephone or the Internet at your earliest convenience.

     On behalf of the Board of Directors and the management of First Financial Fund, Inc., I extend our appreciation for your continued support.



Sincerely,
/s/ Joel W. Looney
Joel W. Looney
Chairman of the Board

[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                         BOULDER, COLORADO 80302


                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          To Be Held on August 3, 2007


To the Stockholders:

     Notice is hereby given that the Annual Meeting of Stockholders of First Financial Fund, Inc. (the "Fund"), a Maryland corporation, will be held at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon, 97067 at 9:00 a.m. Pacific Daylight Time (local time), on August 3, 2007, for the following purposes:

     1.   The election of Directors of the Fund (Proposal 1).

     2. To transact such other business as may properly come before the Meeting or any adjournments thereof.

     The Board of Directors of the Fund has fixed the close of business on June 12, 2007 as the record date for the determination of stockholders of the Fund entitled to notice of and to vote at the Annual Meeting.



                                     By Order of the Board of Directors,
                                     /s/ Stephanie Kelley
                                     STEPHANIE KELLEY
                                     Secretary


June 20, 2007

--------------------------------------------------------------------------------
STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETING ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------


                      INSTRUCTIONS FOR SIGNING PROXY CARDS


     The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund involved in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

     3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:


            Registration                                                                     Valid Signature

            Corporate Accounts
            (1)  ABC Corp.                                                                   ABC Corp.
            (2)  ABC Corp.                                                                   John Doe, Treasurer
            (3)  ABC Corp., c/o John Doe Treasurer                                           John Doe
            (4)  ABC Corp. Profit Sharing Plan                                               John Doe, Trustee

            Trust Accounts
            (1)  ABC Trust                                                                   Jane B. Doe, Trustee
            (2)  Jane B. Doe, Trustee, u/t/d 12/28/78                                        Jane B. Doe

            Custodian or Estate Accounts
            (1)  John B. Smith, Cust.,                                                       John B. Smith
                  f/b/o John B. Smith, Jr. UGMA
            (2)  John B. Smith                                                               John B. Smith, Jr., Executor


[GRAPHIC OMITTED]                                     FIRST FINANCIAL FUND, INC.
                                                              2344 SPRUCE STREET
                                                                         SUITE A
                                                         BOULDER, COLORADO 80302

                         ANNUAL MEETING OF STOCKHOLDERS

                                 August 3, 2007

                                 PROXY STATEMENT

     This proxy statement ("Proxy Statement") for First Financial Fund, Inc., a Maryland corporation (the "Fund"), is furnished in connection with the solicitation of proxies by the Fund's Board of Directors (collectively, the "Board" and individually, the "Directors") for use at the Annual Meeting of Stockholders of the Fund to be held on August 3, 2007, at 9:00 a.m. Pacific Daylight Time (local time) at The Resort at the Mountain, 68010 East Fairway Drive, Welches, Oregon, 97067 and at any adjournments and postponements thereof (the "Meeting"). A Notice of Annual Meeting of Stockholders and proxy card for the Fund accompany this Proxy Statement. Proxy solicitations will be made, beginning on or about June 21, 2007, primarily by mail, but proxy solicitations may also be made by telephone, by Internet on the Fund's website, or through email communications with Stockholders who have enrolled in the Fund's electronic duplicate communications service(1), telegraph or personal interviews conducted by officers of the Fund and Computershare Trust Company, N.A., the transfer agent of the Fund. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Proxy Statement and its enclosures will be paid by the Fund. The Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares. The Board has fixed the close of business on June 12, 2007 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Meeting and any postponements or adjournments thereof.

     The Annual Report of the Fund, including audited financial statements for the most recent fiscal period ended March 31, 2007, has been mailed to stockholders. Additional copies are available upon request, without charge, by calling Computershare Trust Company, N.A. toll-free at (800) 451-6788. The report is also viewable online at the Fund's website at www.firstfinancialfund.com. The Annual Report is not to be regarded as proxy solicitation material.

     Wellington Management Company, LLP ("Wellington Management" or the "Adviser"), 75 State Street, Boston, Massachusetts 02109, currently serves as the investment adviser to the Fund. Fund Administrative Services, L.L.C. ("FAS") serves as co-administrator to the Fund and is located at 2344 Spruce Street, Suite A, Boulder, Colorado 80302. Investors Bank & Trust Company ("IBT") acts as custodian and co-administrator to the Fund and is located at 200 Clarendon Street, Boston, Massachusetts, 02116. Computershare Trust Company, N.A. acts as the transfer agent to the Fund and is located at 250 Royall Street, Canton, Massachusetts 02021.

     If the enclosed proxy is properly executed and returned by August 3, 2007 in time to be voted at the Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the nominees for Directors, and, in the discretion of the proxy holders, on any other matters that may properly come before the Meeting. Any stockholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the Meeting and casting his or her votes in person or by submitting a letter of revocation or a later-dated proxy to the Fund's Secretary at the above address prior to the date of the Meeting.

     A quorum of the Fund's stockholders is required for the conduct of business at the Meeting. Under the bylaws of the Fund (the "Bylaws"), a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund as of the Record Date. In the event that a quorum is not present at the Meeting, the persons named as proxies may propose and vote for one or more adjournments of the Meeting. An adjournment for lack of a quorum requires the affirmative vote of the holders of a majority of the shares entitled to vote at the Meeting and present in person or by proxy. In the event that a quorum is present but sufficient votes to approve one or more proposals are not received, the persons named as proxies may propose and vote for one or more adjournments of the Meeting to permit further solicitation of proxies with respect to any proposal that did not receive the votes necessary for its passage. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals. Any such adjournment will require the affirmative vote of a majority of votes cast on the matter at the Meeting. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any proposal against any such adjournment. With respect to those proposals for which there is represented a sufficient number of votes in favor, actions taken at the Meeting will be approved and implemented irrespective of any adjournments with respect to any other proposals.

     The Fund has one class of stock: common stock, par value $0.001 per share (the "Common Stock" or the "Shares"). On the Record Date, there were 29,200,589 Shares issued and outstanding. Each Share is entitled to one vote at the Meeting and fractional shares are entitled to proportionate shares of one vote.

     SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS. The following table sets forth certain information regarding the beneficial ownership of the Shares as of the Record Date by each person who may be deemed by the Fund to beneficially own 5% or more of the Common Stock.

  Name of Owner*                              Number of Shares                   Number of Shares                    Percentage
                                              Directly Owned (1)                 Beneficially Owned               Beneficially Owned
-------------------------------- -------------------------------- ----------------------------------- ------------------------------
Badlands Trust Company, LLC  (1)(2)                        0                       1,737,573                            5.95%
Stewart R. Horejsi Trust No. 2 (3)                 2,169,602                       2,169,602                            7.43%
Ernest Horejsi Trust  No. 1B (1)                   1,271,427                       1,271,427                            4.35%
Lola Brown Trust No. 1B (1)                        3,000,693                       3,000,693                           10.28%
Mildred B. Horejsi Trust (1)                       2,025,122                       2,025,122                            6.94%
Susan L. Ciciora Trust (1)                         1,737,573                       1,737,573                            5.95%

                                 -------------------------------- ----------------------------------- ------------------------------
Aggregate Shares Owned by Horejsi Affiliates      10,204,417                      10,204,417                           34.95%
(definedbelow) **
-------------------------------- -------------------------------- ----------------------------------- ------------------------------
T. Rowe Price Associates, Inc.***                  1,967,871                       1,967,871                            6.74%


* The address of each listed owner is c/o Badlands Trust Company, LLC, c/o Alaska First Bank & Trust, 3301 C Street, Suite 100 Anchorage, AK 99503

** Aggregate number and percentage are less than the sum total of amounts shown for each owner because the same shares may be deemed beneficially owned by more than one party (see Footnotes 1 through 3 below).

*** These securities are owned by various individual and institutional investors which T. Rowe Price Associates, Inc. ("Price Associates") serves as investment adviser with power to direct investments and/or sole power to vote the securities. For purposes of the reporting requirements of the Securities and Exchange Act of 1934, Price Associates is deemed to be a beneficial owner of such securities; however, Price Associates expressly disclaims that it is, in fact, the beneficial owner of such securities. Shares stated are as reported in a Schedule 13G Amendment No. 4 filed with the Securities and Exchange Commission on February 13, 2007.

(1)  Direct Ownership.  The Susan L. Ciciora Trust (the "Susan Trust"),  Mildred
     B. Horejsi Trust (the "Mildred Trust"), Lola Brown Trust No. 1B (the "Brown Trust"), Ernest Horejsi Trust No. 1B (the "EH Trust"), Stewart R. Horejsi Trust No. 2 ("SRH Trust"), Badlands Trust Company, LLC ("Badlands"), and Stewart R. Horejsi are, as a group, considered to be a "control person" of the Fund (as that term is defined in Section 2(a)(9) of the Investment Company Act of 1940, as amended (the "1940 Act")). The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands directly own the shares indicated for such entity in the table above, totaling 10,204,417 (34.95%). However, these entities and other trusts or companies with interlocking management and/or common ownership may be deemed to indirectly own additional Fund shares, which are included in the table above.

(2) Ownership by Badlands. The number shown in the table includes shares that may be deemed to be beneficially owned indirectly by Badlands through direct or indirect ownership by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust. Badlands is the sole trustee of the Susan Trust. Badlands, together with Brian Sippy and Susan Ciciora (Mr. Horejsi's daughter), is one of the trustees of the Mildred Trust. Badlands, together with Larry Dunlap and Ms. Ciciora, is one of three trustees of both the Brown Trust and the EH Trust. Badlands is a trust company organized under the laws of Alaska, which is wholly owned by the SRH Trust. The SRH Trust is an irrevocable trust organized by Mr. Stewart Horejsi for the benefit of his issue. The managers of Badlands are Larry Dunlap, Stephen C. Miller, Laura E. Tatooles, Laura Rhodenbaugh, and Ron Kukes. Badlands and its directors disclaim beneficial ownership of shares owned directly by the Susan Trust, Mildred Trust, Brown Trust, EH Trust and SRH Trust.

(3) Indirect Ownership by SRH Trust. The number shown in the table reflects shares that may be deemed to be beneficially owned indirectly through the SRH Trust's ownership of Badlands. The trustees of the SRH Trust are Badlands, Laura E. Tatooles and Brian Sippy. Both the Trust and its trustees disclaim beneficial ownership of shares beneficially owned directly or indirectly by Badlands.

----------------------------

     The Susan Trust, Mildred Trust, Brown Trust, EH Trust, SRH Trust and Badlands, as well as other Horejsi affiliated trusts and entities are, for convenience sake, collectively referred to herein as the "Horejsi Affiliates". Information as to beneficial ownership in the previous paragraph has been obtained from a representative of the beneficial owners; all other information as to beneficial ownership is based on reports filed with the Securities and Exchange Commission (the "SEC") by such beneficial owners.

     As of the Record Date, Cede & Co., a nominee partnership of the Depository Trust Company held of record, but not beneficially, 28,154,666 shares or 96.42% of Common Stock outstanding of the Fund.

     As of the Record Date, the executive officers and directors of the Fund, as a group, owned 10,237,627 shares of Common Stock (this amount includes the aggregate shares of Common Stock owned by the Horejsi Affiliates set forth above), representing 35.06% of Common Stock.

     In order that your Shares may be represented at the Meeting, you are requested to vote on the following matters:

                                   PROPOSAL 1

                        ELECTION OF DIRECTORS OF THE FUND

     The Charter provides that all of the Directors stand for election each year. The Board has nominated the following five Director nominees to stand for election, each for a one-year term and until their successors are duly elected and qualify: Richard I. Barr, Joel W. Looney, Dr. Dean L. Jacobson, Susan L. Ciciora and John S. Horejsi. On October 13, 2006, Dennis Causier submitted his resignation as a Director of the Fund. The remaining Directors of the Fund accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John S. Horejsi as Mr. Causier's replacement. Mr. Horejsi is the son of Stewart Horejsi, an agent and beneficiary of the Fund's largest stockholder (the EH Trust defined above), and will be an interested Director of the Fund. The above nominees have consented to serve as Directors if elected at the Meeting for the one-year term. If any of the designated nominees declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

     INFORMATION ABOUT DIRECTORS AND OFFICERS. Set forth in the following table is information about the nominees for election to the Board of Directors, all of whom are currently Directors of the Fund:

------------------------------- -------------------------------------- -------------------------------------------------------------

Name, Address*, Age             Position, Length of Term Served, and    Principal Occupation(s) and Other Directorships Held During
                                           Term of Office                                   the Past Five Years
------------------------------- -------------------------------------- -------------------------------------------------------------
------------------------------- -------------------------------------- -------------------------------------------------------------
Independent Directors
------------------------------- -------------------------------------- -------------------------------------------------------------

Joel W. Looney                  Director and Chairman of the Board     Partner, Financial Management Group, LLC (investment
Chairman                        of the Fund since 2003. Current        adviser), since 1999; CFO, Bethany College, 1995-1999;
Age:  45                        Nominee for a term to expire at the    Director, Boulder Total Return Fund, Inc., since 2001;
                                2008 annual meeting.                   Director, Boulder Growth & Income Fund, Inc., since 2002
                                                                       and Chairman of the Board since 2003.

Richard I. Barr                 Director of the Fund since 2001.       Retired. Manager, Advantage Sales and Marketing, Inc. (food
Age:  69                        Current Nominee for a term to expire   and beverage), 1963-2001; Director, Boulder Total Return
                                at the 2008 annual meeting.            Fund, Inc., since 1999 and Chairman of the Board since 2003;
                                                                       Director, Boulder Growth & Income Fund, Inc., since 2002.

Dr. Dean L. Jacobson            Director of the Fund since 2003.       Founder and President, Forensic Engineering, Inc.
Age: 68                         Current Nominee for a term to expire   (engineering investigations); Professor Emeritus at Arizona
                                at the 2008 annual meeting.            State University, since 1997; Professor of Engineering at
                                                                       Arizona State University, prior to 1997; Director, Boulder
                                                                       Total Return Fund, Inc., since 2004; Director, Boulder
                                                                       Growth & Income Fund, Inc., since 2006.

---------------- -------------------------------------- ----------------------------------------------------------------------------
Interested Directors**
---------------- -------------------------------------- ----------------------------------------------------------------------------

Susan L. Ciciora                Director of the Fund since 2003.       Trustee of the Brown Trust and the EH Trust; Director,
Age: 42                         Current Nominee for a term to expire   Horejsi Charitable Foundation, Inc. (private charitable
                                at the 2008 annual meeting.            foundation), since 1997; Director, Boulder Growth & Income
                                                                       Fund, Inc., since 2006; Director, Boulder Total Return
                                                                       Fund, since 2001.

John S. Horejsi                 Director of the Fund since 2006.       Director,  Horejsi Charitable  Foundation (private charitable
Age:  39                        Current nominee for a term to expire   foundation), since 1997;  Director,  Boulder  Growth & Income
                                at the 2008 annual meeting.            Fund,  Inc.,  since 2004; Director, Boulder Total Return
                                                                       Fund, Inc., since 2006.


* Unless otherwise specified, the Directors' respective addresses are c/o First Financial Fund, Inc., 2344 Spruce Street, Suite A, Boulder, Colorado 80302.

** Ms. Ciciora and Mr. Horejsi are each "interested persons" as a result of the extent of their beneficial ownership of Fund shares and by virtue of their indirect beneficial ownership of FAS.

----------------------------

     From the late 1980's until January, 2001, Mr. Looney served, without compensation, as one of three trustees of the Mildred Trust, an affiliate of the EH Trust.

     The names of the executive officers of the Fund are listed in the table below. Each officer was elected to office by the Board at a meeting held on April 27, 2007. This table also shows certain additional information. Officers are elected annually and each officer will hold such office until a successor has been elected by the Board.


------------------ ----------------------------------- -----------------------------------------------------------------------------
Name, Address, Age                              Position, Length of           Principal Occupation(s) and Other Directorships held
                                          Term Served, and Term of Office                  During the Past Five Years
------------------ ----------------------------------- -----------------------------------------------------------------------------
------------------ ----------------------------------- -----------------------------------------------------------------------------
Stephen C. Miller                        President of the Fund since 2003    President of and General Counsel for Boulder Investment
2344 Spruce Street                       and Director and Chairman from      Advisers, LLC ("BIA"), since 1999; Manager, Fund
Suite A                                  2003 through 2004.  Chief           Administrative Services, LLC ("FAS"), since 1999; Vice
Boulder, CO 80302                        Compliance Officer of the Fund      President, Stewart Investment Advisers ("SIA"), since
Age:  54                                 since 2004.  Appointed annually.    1999; Director and President of Boulder Total Return
                                                                             Fund, Inc., since 1999 (resigned as Director in 2004);
                                                                             Director and President of Boulder Growth & Income Fund,
                                                                             Inc., since 2002 (resigned as Director in 2004); Chief
                                                                             Compliance Officer for BIA, SIA, Boulder Total Return
                                                                             Fund, Inc. and Boulder Growth & Income Fund, Inc.;
                                                                             officer of various other Horejsi Affiliates; Of
                                                                             Counsel, Krassa & Miller, LLC, since 1991.

Carl D. Johns                            Chief Financial Officer, Chief      Vice President and Treasurer of BIA and Assistant
2344 Spruce Street                       Accounting Officer, Vice            Manager of FAS, since 1999; Vice President, Chief
Suite A                                  President and Treasurer since       Financial Officer, Chief Accounting Officer and
Boulder, CO 80302                        2003.  Appointed annually.          Treasurer, Boulder Total Return Fund, Inc., since 1999
                                                                             and Boulder Growth & Income Fund, Inc., since 2002.
Age: 44

Stephanie Kelley                         Secretary since 2003.  Appointed    Secretary, Boulder Total Return Fund, Inc., since 2000;
2344 Spruce Street                       annually.                           Secretary, Boulder Growth & Income Fund, Inc., since
Suite A                                                                      2002; Assistant Secretary and Assistant Treasurer of
Boulder, CO 80302                                                            various Horejsi Affiliates; employee of FAS, since
Age:  50                                                                     1999.


Nicole L. Murphey                        Assistant Secretary since 2003.     Assistant Secretary, Boulder Total Return Fund, Inc.,
2344 Spruce Street                       Appointed annually.                 since 2000; Assistant Secretary, Boulder Growth &
Suite A                                                                      Income Fund, Inc., since 2002; employee of FAS, since
Boulder, CO 80302                                                            1999.
Age:  30

     Set forth in the following table are the nominees for election to the Board (all of whom are current Directors of the Fund) together with the dollar range of equity securities beneficially owned by each Director as of the Record Date.


     Independent Directors (the "Independent        Dollar Range of Equity Securities in the
            Directors") and Nominees                                  Fund
-------------------------------------------------- -------------------------------------------

                Dean L. Jacobson                               $10,001 to $50,000
                 Richard I. Barr                                 Over $100,000
                 Joel W. Looney                               $50,001 to $100,000

-------------------------------------------------- -------------------------------------------
        Interested Directors and Nominees
-------------------------------------------------- -------------------------------------------
                Susan L. Ciciora                                 Over $100,000+
                 John S. Horejsi                                 Over $100,000+


+ 10,204,417 Shares of the Fund are held collectively by the Horejsi Affiliates (defined above). Accordingly, Ms. Ciciora and Mr. Horejsi may be deemed to have indirect beneficial ownership of such Shares. Ms. Ciciora and Mr. Horejsi disclaim all such beneficial ownership. Neither Ms. Ciciora nor Mr. Horejsi directly owns any shares of the Fund.

     None of the Independent Directors or their family members owned beneficially or of record any securities of the Adviser or any person directly or indirectly controlling, controlled by, or under common control with the Adviser.

     DIRECTOR AND OFFICER COMPENSATION. The following table sets forth certain information regarding the compensation of the Fund's Directors for the fiscal year ended March 31, 2007. No persons (other than the Independent Directors, as set forth below) currently receive compensation from the Fund for acting as a Director or officer. Directors and executive officers of the Fund do not receive pension or retirement benefits from the Fund. Independent Directors receive reimbursement for travel and other out of pocket expenses incurred in connection with Board meetings.

                                                       Aggregate Compensation
Name of Person and Position with the Fund               from the Fund Paid to
                                                              Directors
------------------------------------------------------ -------------------------
Dean Jacobson, Director                                        $29,000
Richard I. Barr, Director                                      $29,000
Joel W. Looney, Director and Chairman of the Board             $36,000
John S. Horejsi, Director                                         $0
Susan L. Ciciora, Director                                        $0


     Each Director of the Fund who was not a Director, officer, or employee of the Adviser, FAS, or any of their affiliates, receives a fee of $8,000 per annum plus $4,000 for each in person meeting of the Board of Directors and $500 for each telephonic meeting of the Board. In addition, the Chairman of the Board and the Chairman of the Audit Committee receive $1,000 per meeting and each member of the Audit Committee receives $500 per meeting. Each Independent Director of the Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and Committee meetings. The Board held eleven meetings (seven of which were held by telephone conference call) during the fiscal year ended March 31, 2007. Each Director currently serving in such capacity for the entire fiscal year attended at least 75% of the meetings of Directors and any Committee of which he is a member. Directors currently serving and who served less than the entire fiscal year attended at least 75% of such meetings held during their tenure as a Director. The aggregate remuneration paid to the Directors of the Fund for acting as such during the fiscal year ended March 31, 2007 amounted to $109,423.08.

                      COMMITTEES OF THE BOARD OF DIRECTORS

     AUDIT COMMITTEE; REPORT OF AUDIT COMMITTEE. The purpose of the Audit Committee is to assist Board oversight of the integrity of the Fund's financial statements, the Fund's compliance with legal and regulatory requirements, the independent auditor's qualifications and independence and the performance of the Fund's independent auditors. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent accountants and recommends the engagement of such accountants. Management, however, is responsible for the preparation, presentation and integrity of the Fund's financial statements, and the independent accountants are responsible for planning and carrying out proper audits and reviews. The Board of Directors adopted a written charter for the Audit Committee on August 19, 2003 and most recently amended the Audit Committee Charter on January 23, 2004. A copy of the Audit Committee Charter is attached as Exhibit A.

     The Audit Committee is composed entirely of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr. The Board of Directors has determined that Joel Looney qualifies as an "audit committee financial expert," as defined under the Securities and Exchange Commission's Regulation S-K, Item 401(h). The Audit Committee is in compliance with applicable rules of the listing requirements for closed-end fund audit committees, including the requirement that all members of the audit committee be "financially literate" and that at least one member of the audit committee have "accounting or related financial management expertise," as determined by the Board. The Audit Committee is required to conduct its operations in accordance with applicable requirements of the Sarbanes-Oxley Act and the Public Company Accounting Oversight Board, and the members of the Audit Committee are subject to the fiduciary duty to exercise reasonable care in carrying out their duties. Each member of the Audit Committee is independent, as that term is defined by the NYSE Listing Standards. The Audit Committee met four times during the fiscal year ended March 31, 2007.

     In connection with the audited financial statements as of and for the period ended March 31, 2007 included in the Fund's Annual Report for the period ended March 31, 2007 (the "Annual Report"), at a meeting held on April 27, 2007, the Audit Committee considered and discussed the audited financial statements with management and the independent accountants, and discussed the audit of such financial statements with the independent accountants.

     The Audit Committee has received the written disclosures and letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the independent accountants their independence. The Audit Committee discussed with the independent accountants the accounting principles applied by the Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, Communications With Audit Committees, as currently modified or supplemented.

     The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not employed by the Fund in any accounting, financial management or internal control capacity. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of the Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

     Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants and subject to the limitation on the responsibilities and role of the Audit Committee set forth in the Audit Committee Charter and those discussed above, the Audit Committee of the Fund recommended to the Board that the audited financial statements be included in the Fund's Annual Report and be mailed to stockholders and filed with the SEC.

     Submitted by the Audit Committee of the Fund's Board of Directors:

                  Joel W. Looney
                  Richard I. Barr
                  Dean L. Jacobson

     NOMINATING COMMITTEE. The Board of Directors has a nominating committee (the "Nominating Committee") composed of the Fund's independent Directors, consisting of Dr. Jacobson and Messrs. Looney and Barr, which is responsible for considering candidates for election to the Board in the event a position is vacated or created. Each member of the Nominating Committee is independent, as that term is defined by the NYSE Listing Standards. The Nominating Committee met once during the fiscal year ended March 31, 2007. On October 13, 2006, Dennis Causier of Mallorca, Spain, submitted his resignation as a director of the Fund. The remaining Directors accepted Mr. Causier's resignation and, at the subsequent regularly scheduled Board meeting held on October 23, 2006, nominated John S. Horejsi as Mr. Causier's replacement. The Nominating Committee noted that Mr. Horejsi was the son of Stewart Horejsi, an agent and beneficiary of the Fund's largest stockholders (the Horejsi Affiliates defined above). Accordingly, Mr. Horejsi would be considered an interested Director of the Fund. At this meeting, the Nominating Committee considered the qualifications and determined the suitability of John S. Horejsi to be Director and resolved to recommend Mr. Horejsi to stockholders for election at the 2007 Annual Meeting. The Board of Directors has adopted a charter for the Nominating Committee that is available on the Fund's website, www.firstfinancialfund.com.

     The Nominating Committee does not have a formal process for identifying candidates. The Nominating Committee takes into consideration such factors as it deems appropriate when nominating candidates. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof. The Nominating Committee will consider all qualified candidates in the same manner. The Nominating Committee may modify its policies and procedures for director nominees and recommendations in response to changes in the Fund's circumstances, and as applicable legal or listing standards change.

     The Nominating Committee would consider director candidates recommended by stockholders (if a vacancy were to exist) and submitted in accordance with applicable law and procedures as described in this Proxy Statement (see "Submission of Stockholder Proposals" below). Such recommendations should be forwarded to the Secretary of the Fund.

     The Fund does not have a compensation committee.

                          OTHER BOARD-RELATED MATTERS.

     Stockholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

     The Fund does not have a formal policy regarding Board member attendance at the Annual Meeting of Stockholders, however, all of the Directors of the Fund, who were Directors at the time, attended the July 24, 2006 Annual Meeting of Stockholders.

     Vote Required. The election of Messrs. Looney, Barr and Horejsi, Dr. Jacobson and Ms. Ciciora as Directors of the Fund will require the affirmative vote of a plurality of the votes cast by holders of the Common Stock at the Meeting in person or by proxy on Proposal 1.

THE BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE ELECTION OF ALL THE NOMINEES.


                       SUBMISSION OF STOCKHOLDER PROPOSALS

     Notice is hereby given that for a stockholder proposal to be considered for inclusion in the Fund's proxy material relating to its 2008 annual stockholder meeting, stockholder proposals must be received by the Fund no later than February 21, 2008. Any such proposal shall set forth as to each matter the stockholder proposes to bring before the meeting (i) a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (ii) the name and address, as they appear on the Fund's books, of the stockholder proposing such business, (iii) the class and number of shares of the capital stock of the Fund which are beneficially owned by the stockholder, and (iv) any material interest of the stockholder in such business. Stockholder proposals, including any accompanying supporting statement, may not exceed 500 words. A stockholder desiring to submit a proposal must be a record or beneficial owner of Shares with a market value of $2,000 and must have held such Shares for at least one year. Further, the stockholder must continue to hold such Shares through the date on which the meeting is held. Documentary support regarding the foregoing must be provided along with the proposal. There are additional requirements regarding proposals of stockholders, and a stockholder contemplating submission of a proposal is referred to Rule
14a-8 promulgated under the 1934 Act. The timely submission of a proposal does not guarantee its inclusion in the Fund's proxy materials.

     Pursuant to the Fund's By-laws, at any annual meeting of the stockholders, only business that has been properly brought before the meeting will be conducted. To be properly brought before the annual meeting, the business must be (i) specified in the notice of meeting, (ii) by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a stockholder. For business to be properly brought before the annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Fund. To be timely, a stockholder's notice must be delivered to the Secretary at 2344 Spruce Street, Suite A, Boulder, Colorado 80302 no later than 5:00 p.m., Mountain Time, on the 120th day prior to the first anniversary of the date of mailing of the notice for the preceding year's annual meeting. However, if the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year's annual meeting, for notice by the stockholder to be timely, it must be delivered not later than 5:00 p.m., Mountain Time, on the later of the 120th day prior to the date of such annual meeting or the tenth day following the day on which public announcement of the date of such meeting is first made. The public announcement of a postponement or adjournment of an annual meeting shall not commence a new time period for the giving of a stockholder's notice as described above.

     Pursuant to the Fund's By-laws,  such stockholder's  notice shall set forth
(i) as to each individual whom the stockholder proposes to nominate for election or reelection as a director, (A) the name, age, business address and residence address of such individual, (B) the class, series and number of any shares of stock of the Fund that are beneficially owned by such individual, (C) the date such shares were acquired and the investment intent of such acquisition, (D) whether such stockholder believes any such individual is, or is not, an "interested person" of the Fund, as defined in the 1940 Act and information regarding such individual that is sufficient, in the discretion of the Board of Directors or any committee thereof or any authorized officer of the Fund, to make such determination and (E) all other information relating to such individual that is required to be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Exchange Act and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (ii) as to any other business that the stockholder proposes to bring before the meeting, a description of such business, the reasons for proposing such business at the meeting and any material interest in such business of such stockholder and any Stockholder Associated Person (as defined below), individually or in the aggregate, including any anticipated benefit to the stockholder and the Stockholder Associated Person therefrom; (iii) as to the stockholder giving the notice and any Stockholder Associated Person, the class, series and number of all shares of stock of the Fund which are owned by such stockholder and by such Stockholder Associated Person, if any, and the nominee holder for, and number of, shares owned beneficially but not of record by such stockholder and by any such Stockholder Associated Person; (iv) as to the stockholder giving the notice and any Stockholder Associated Person covered by the immediately preceding clauses (ii) or (iii), the name and address of such stockholder, as they appear on the Fund's stock ledger and current name and address, if different, and of such Stockholder Associated Person; and (v) to the extent known by the stockholder giving the notice, the name and address of any other stockholder supporting the nominee for election or reelection as a director or the proposal of other business on the date of such stockholder's notice. "Stockholder Associated Person" of any stockholder shall mean (i) any person controlling, directly or indirectly, or acting in concert with, such stockholder, (ii) any beneficial owner of shares of stock of the Fund owned of record or beneficially by such stockholder and (iii) any person controlling, controlled by or under common control with such Stockholder Associated Person.

                             ADDITIONAL INFORMATION

     INDEPENDENT ACCOUNTANTS. At its regularly scheduled Board meeting held on April 27, 2007, the Audit Committee of the Board, consisting of those Directors who are not "interested persons" (as defined in the 1940 Act), selected, and the Board ratified, the selection of Deloitte & Touche LLP ("Deloitte") of Denver, Colorado as the Fund's independent accountants for the Fund's fiscal year ending March 31, 2008.

     KPMG, LLP ("KPMG") at 99 High Street, Boston, Massachusetts 02110-2371, served as independent accountants for the Fund from 2003 through the preparation of the Fund's March 31, 2006 tax return and annual report. KPMG's reports on the financial statements for the two years immediately preceding their termination contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles. During the two fiscal years immediately preceding KPMG's termination, there were no disagreements with such accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     Deloitte served as independent accountants for the Fund's fiscal year ending March 31, 2007. In addition to performing independent audit services for the Fund, Deloitte also performs certain non-audit related services, i.e., tax, and consulting, on behalf of the Fund's adviser, Wellington Management Company, L.P. (the "investment adviser"). Under the Sarbanes-Oxley rules, as adopted by the Securities Exchange Commission (the "SEC"), and under the Audit Committee Charter, the Audit Committee must pre-approve all non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any service providers controlling, controlled by or under common control with the Fund's investment adviser ("adviser affiliates") that provide on-going services to the Fund, if the engagement relates directly to the operations and financial reporting of the Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. The Audit Committee has reviewed the non-audit services to be provided by Deloitte to the investment adviser (no such services are provided to the Fund) and has pre-approved the provision of those services. Accordingly, all of the audit, audit-related, non-audit, and tax services described below for which Deloitte billed the Fund fees for the fiscal year ended March 31, 2007, were either pre-approved by the Audit Committee or were for services that were unrelated to the direct operations and/or financial reporting of the Fund. Deloitte has informed the Fund that it has no direct or indirect financial interest in the Fund.

     A representative of Deloitte will not be present at the Meeting but will be available by telephone and will have an opportunity to make a statement if the representative so desires and will be available to respond to appropriate questions.

     Set forth below are audit fees and non-audit related fees billed to the Fund for professional services received from KPMG for the Fund's fiscal year ended March 31, 2006 and from Deloitte for the Fund's fiscal year ended March 31, 2007, respectively.


Fiscal Year Ended                 Audit Fees             Audit-Related Fees              Tax Fees*                 All Other Fees
-----------------                 ----------             ------------------              ---------                 --------------

3/31/2006                      $25,200                       $0                        $6,000                       $0
3/31/2007                      $26,500                       $0                        $6,250                       $0

* "Tax Fees" are those fees billed to the Fund by KPMG or Deloitte in connection with tax consulting services, including primarily the review of the Fund's income tax returns.


     SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE. Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act requires the Fund's Directors and officers, persons affiliated with the Fund's investment advisers, and persons who own more than 10% of a registered class of the Fund's securities, to file reports of ownership and changes of ownership with the SEC and the New York Stock Exchange. Directors, officers and greater-than-10% stockholders are required by SEC regulations to furnish the Fund with copies of all Section 16(a) forms they file. Based solely upon the Fund's review of the copies of such forms it receives and written representations from such persons, the Fund believes that through the date hereof all such filing requirements applicable to such persons were complied with.

     BROKER NON-VOTES AND ABSTENTIONS. An unsolicited proxy for shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter is a broker "non-vote". Proxies that reflect abstentions or broker non-votes will be counted as shares that are present and entitled to vote on the matter for purposes of determining the presence of a quorum. In circumstances where the vote to approve a matter is a percentage of votes cast (e.g., Proposal 1), abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware that any stockholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their discretion.



--------------------------------------------------------------------------------
STOCKHOLDERS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD OR AUTHORIZE PROXIES VIA TELEPHONE OR THE INTERNET. THE PROXY CARD SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------


FOOTNOTES:

(1) Stockholders can receive TIMELY information about the Fund quickly and conveniently! The Fund offers the option for electronic delivery of DUPLICATE copies of all stockholder communications. You can choose the timeliness and convenience of receiving and reviewing stockholder communications, such as annual reports and proxy statements, online in addition to, but more quickly than, the hard copies you currently receive in the mail. If you sign up for the option, you will receive an e-mail notification when stockholder communications are available, containing a link to those communications on the Internet. HOWEVER, presently you will not be able to vote your shares using these links and will have to wait to vote using the hard copies you receive later in the mail or electronically from your broker or Proxyvote.com. For more information, please visit the Fund's website at www.firstfinancialfund.com.

                                    EXHIBIT A

                             AUDIT COMMITTEE CHARTER

     1. The Audit Committee shall be composed entirely of directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940 ("independent directors") and who are free of any other relationship that, in the opinion of the Board of Directors, would interfere with their exercise of independent judgment as Committee members. The Audit Committee Chairman shall be selected by the members of the Committee. The Audit Committee shall have at least three members, all of whom shall be financially literate.
The Chairman of the Committee must have accounting or related financial management expertise, as determined by the Board in its judgment.

At least annually, the Board of Directors shall determine whether one or more "audit committee financial experts," as such term is defined by the Securities and Exchange Commission, are members of the Committee and whether any such expert is "independent." For purposes of this finding only, in order to be considered "independent," any such expert may not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, accept directly or indirectly any consulting, advisory or other compensatory fee from the Fund (other than Board or committee fees). The designation of a person as an audit committee financial expert ("ACFE") shall not impose any liability greater than the liability imposed on such person as a member of the Audit Committee or the Board of Directors in the absence of such designation.

     2. The purposes of the Audit Committee are:

          (a)  to assist Board oversight of

               1.   the integrity of the Fund's financial statements

               2.   the Fund's compliance with legal and regulatory requirements

               3.   the independent auditor's qualifications and independence

               4.   the performance of the Fund's independent auditors

          (b) to prepare an audit committee report if required by the SEC to be included in the Fund's annual proxy statement;

          (c) to oversee the Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers;

          (d) to oversee the quality and objectivity of the Fund's financial statements and the independent audit thereof;

          (e) to determine the selection, appointment, retention and termination of the Fund's independent auditors, as well as approving the compensation of the auditors;

          (f) to pre-approve all audit and non-audit services provided to the Fund and certain other persons (as described in 4(d) and (e) below) by such independent auditors; and

          (g) to act as a liaison between the Fund's independent auditors and the full Board of Directors.

     The Fund's independent auditors shall report directly to the Committee.

     The function of the Committee is oversight. The Fund's management is responsible for (i) the preparation, presentation and integrity of the Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The auditors are responsible for planning and carrying out proper audits and reviews in accordance with generally accepted auditing standards. In fulfilling their responsibilities hereunder, it is recognized that members of the Committee are not full time employees of the Fund and are not, and do not represent themselves to be, accountants or auditors by profession or experts in the fields of accounting or auditing, notwithstanding the possibility that one or more members may be designated an ACFE. As such, it is not the duty or responsibility of the Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures. Each member of the Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Fund from which it receives information, (ii) the accuracy of the financial and other information, including, for example, the information contemplated by paragraph 4(b), provided to the Committee by such persons and organizations absent actual knowledge to the contrary (which shall be promptly reported to the Fund's Board) and (iii) statements made by the officers and employees of the Fund, the Fund's adviser or other third parties as to any information technology, internal audit and other non-audit services provided by the independent auditors to the Fund. In addition, the evaluation of the Fund's financial statements by the Committee is not of the same scope as, and does not involve the extent of detail as, audits performed by the auditors, nor does the Committee's evaluation substitute for the responsibilities of the Fund's management for preparing, or the auditors for auditing, the financial statements. The designation of a person as an ACFE is not intended to impose any greater responsibility or liability on that person than the responsibility and liability imposed on such a person as a member of the Committee, nor does it decrease the duties and obligations of the other Committee members or the Board.

The Committee shall have the appropriate resources and authority to discharge its responsibilities, including the authority to retain special counsel and other experts or consultants at the expense of the Fund. The Committee shall also have the authority to seek information, data and services from management in order to carry out its responsibilities.

     3. With respect to any subsequent changes to the composition of the Committee, and otherwise approximately once each year, the Board of Directors shall determine:

          (a) that each member of the Audit Committee is "independent" pursuant to the NYSE's governance standards or applicable law or;

          (b) that each Audit Committee member is financially literate;

          (c) that at least one of the Committee members has accounting or related financial management expertise; and

          (d) the adequacy of the Charter.

     4. To carry out its purposes, the Audit Committee shall have the following duties and powers:

          (a) to select, retain, determine the compensation of, or terminate auditors and to oversee the work of the Fund's independent auditors (or any other public accounting firm engaged for the purpose of performing other audit, review or attestation services for the Fund) and, in connection therewith, to evaluate the independence of the auditors, including whether the auditors provide any consulting services to any service provider, to resolve any disagreements between management and the Fund's independent auditors regarding financial reporting, to receive the auditors' specific representations as to their independence at least annually and to recommend the retention of such auditors to the independent directors for their ratification and approval;

          (b) to meet with the Fund's independent auditors, including meetings apart from management, as necessary (i) to review the arrangements for and scope of the annual audit and any special audits; (ii) to discuss critical accounting policies and practices to be used in the annual audit and all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, the ramifications of the use of such alternative treatments, and the treatments preferred by the auditor; (iii) to discuss any matters of importance relating to the Fund's financial statements, including any adjustments to such statements recommended by the auditors, or other results of said audit(s); (iv) to consider the auditors' comments with respect to the acceptability and appropriateness of the Fund's financial reporting policies, procedures and internal accounting controls, and management's responses thereto; (v) to review the form of opinion the auditors propose to render to the Board and shareholders; (vi) to review copies of any material written communication between the auditor and management, such as any management letter or schedule of unadjusted differences; (vii) to review the adequacy and effectiveness of relevant internal controls and procedures and the quality of the staff implementing those controls and procedures and to obtain annually in writing from the independent auditors their letter as to the adequacy of such controls as required by Form N-SAR;
     (viii) to receive periodic reports concerning regulatory changes and new accounting pronouncements that significantly affect the value of the Fund's assets and its financial reporting; (ix) to discuss any audit problems or difficulties and management's response, including any restrictions on the scope of the auditor's activities or on access to requested information, and any significant disagreements with management; and (x) to receive disclosure from the auditor regarding all services provided by the auditor to the Fund, including the fees associated with those services, at least annually, and if the annual communication is not made within 90 days before the filing of the Fund's annual report, to receive an update, in the 90 day period before the filing, of any changes to the previously reported information.

          (c) to consider the effect upon the Fund of any changes in accounting principles or practices proposed by management or the auditors, and to consider, in consultation with management and the Fund's independent auditors, any significant changes to the Fund's tax accounting policies, including those pertaining to its qualification as a regulated investment company under the Internal Revenue Code;

          (d) to review and pre-approve all auditing services and permissible non-audit services (e.g., tax services) to be provided to the Fund by the auditor, including the fees therefore. The Committee may delegate to one or more of its members the authority to grant pre-approvals. In connection with such delegation, the Committee shall establish pre-approval policies and procedures, including the requirement that the decisions of any member to whom authority is delegated under this sub-section (d) shall be presented to the full Committee at each of its scheduled meetings.

Pre-approval for a permitted non-audit service shall not be required if: (1) the aggregate amount of all such non-audit services is not more than 5% of the total revenues paid by the Fund to the auditor in the fiscal year in which the non-audit services are provided; (2) such services were not recognized by the Fund at the time of the engagement to be non-audit services; and (3) such services are promptly brought to the attention of the Committee and approved prior to the completion of the audit by the Committee or by one or more members of the Committee to whom authority to grant such approvals has been delegated by the Committee.

Additionally, the Committee shall pre-approve the auditor's engagements for non-audit services with the Fund's investment advisers (each, an "Adviser") and any service providers controlling, controlled by or under common control with an Adviser ("affiliate") that provides ongoing services to the Fund in accordance with the foregoing paragraph, if the engagement relates directly to the operations and financial reporting of the Fund, unless the aggregate amount of all services provided constitutes no more than 5% of the total amount of revenues paid to the auditor by the Fund, an Adviser and any affiliate of the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be pre-approved by the Committee pursuant to this paragraph (without regard to this exception).

Prohibited Services - The auditor may not perform contemporaneously any of the following non-audit services for the Fund: bookkeeping or other services related to the accounting records or financial statements of the Fund; financial information systems design and implementation; appraisal or valuation services, fairness opinions, or contribution-in-kind reports; actuarial services; internal audit outsourcing services; management functions or human resources; broker or dealer, investment adviser, or investment banking services; legal services and expert services unrelated to the audit; and any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

          (e) to consider whether the provision by the Fund's auditor of non-audit services to its investment adviser or adviser affiliate that provides ongoing services to the Fund, which services were not pre-approved by the Audit Committee, is compatible with maintaining the auditor's independence;

          (f) to investigate any improprieties or suspected improprieties in fund operations and to establish procedures for the receipt, retention, and treatment of complaints received by the Fund with respect to accounting, internal accounting controls, or auditing matters and the confidential anonymous submission by employees of the Fund and its service providers of concerns regarding questionable accounting or auditing matters;

          (g) to review the findings made in any regulatory examinations of the Fund and consult with management on appropriate responses;

          (h) to review any material violations of the Code of Ethics for the Fund and its Advisers and report the Committee's findings to the full Board with recommendations for appropriate action;

          (i) to review with the Fund's principal executive officer and/or principal financial officer in connection with their certification of Form N-CSR any significant deficiencies in the design or operation of internal controls which could adversely affect the Fund's ability to record, process, summarize and report financial data or material weaknesses therein and any reported evidence of fraud involving management of other employees who have a significant role in the Fund's internal controls;

          (j) to discuss with management policies and guidelines with respect to risk assessment and risk management and the system of internal control, and the steps taken to monitor and control such risks;

          (k) to meet periodically with Fund management, apart from the Fund's independent auditors;

          (l) to discuss the types of information to be disclosed in press releases concerning dividends, as well as financial information provided to analysts and rating agencies, and the type of presentation to be made;

          (m) to establish hiring policies for employees or former employees of the auditor consistent with government regulations;

          (n) at least annually, to obtain and review a report by the Fund's independent auditors describing: (1) the audit firm's internal quality control procedures; (2) any material issues raised by the most recent internal quality control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the audit firm, and any steps taken to deal with any such issues; and (3) for the purpose of assessing the auditor's independence, all relationships between the independent auditors and the Fund;

          (o) to review and evaluate the qualifications, performance and independence of the lead partner of the auditors;

          (p) to assure the regular rotation of the lead audit partner and the reviewing partner, and to consider whether there should be regular rotation of the audit firm itself;

          (q) to review and discuss the Fund's audited and unaudited financials statements with management and, in the case of the audited financial statements, the independent auditor, including the Fund's disclosure of management's discussion of Fund performance, and to recommend to the Board, as appropriate, the inclusion of the Fund's audited financial statements in the Fund's annual report;

          (r) to cause the preparation of any report or other disclosures required by the New York Stock Exchange or the Securities and Exchange Commission;

          (s) to oversee the Fund's compliance with 1940 Act asset coverage tests and coverage tests under applicable rating agency guidelines and the Fund's Articles Supplementary, as amended or supplemented from time to time; and

          (t) to report regularly to the full Board any issues that arise with respect to: (1) the quality or integrity of the Fund's financial statements, (2) the Fund's compliance with legal or regulatory requirements and (3) the performance and independence of the Fund's independent auditors, and to make such recommendations with respect to the above and other matters as the Committee may deem necessary or appropriate.

     5. The Fund's independent auditors are ultimately accountable to the Audit Committee, as representatives of the Board of Directors and the shareholders of the Fund, and the Audit Committee has the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the independent auditors (as well as to nominate the independent auditors to be proposed for shareholder approval, if necessary), subject to ratification and approval of the independent directors of the Fund. The Committee will ensure that the Fund's independent auditors submit to the Audit Committee, on a periodic basis, a formal written statement delineating all relationships between the independent auditors and the Fund and its service providers. The Committee will actively engage in a dialogue with the Fund's independent auditors with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditors, and will consider recommending that appropriate action be taken by the Board of Directors to ensure the independence of the independent auditors.

     6. The Committee shall meet at least twice annually, which shall include separate executive sessions as the Committee may deem appropriate, and is empowered to hold special meetings as circumstances require. The Committee shall submit the minutes of all of its meetings to, or discuss the matters discussed at each meeting with, the Board of Directors.

     7. The Committee shall regularly meet with the Treasurer of the Fund and with internal auditors, if any, for the Fund's Advisers and/or administrator to review and discuss matters relevant to the Committee's duties and responsibilities.

     8.  The  Committee   shall  be  responsible   for  reviewing  any  required
description of the Committee in the Fund's annual reports or proxy statements.

     9. The Committee will periodically assess the independence of its members and will evaluate its performance under the Charter annually.

     10. Qualified Legal Compliance Committee. The Committee will also serve as the Qualified Legal Compliance Committee. The following procedures are designed to implement the Standards of Professional Conduct for Attorneys pursuant to the Sarbanes-Oxley Act of 2002.

          (a) Provision of Information to Outside Counsel and Service Providers. To assist attorneys employed by law firms retained by the Funds or service providers engaged by the Funds, the chief executive officer of each Fund (the "CEO") must send a notice to each such law firm and service provider providing contact information with respect to each Fund's Legal Compliance Committee Chairperson. The CEO must send a similar notice to each law firm and service provider when the information provided in the most recent notice sent to such law firm or service provider has changed.

          (b) Investigations and Responses. Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider, the CEO shall (i) record receipt of the report and (ii) report the matter promptly to the Legal Compliance Committee (the "Committee"). Upon receiving a report of evidence of a material violation from an attorney employed by a law firm or service provider or from the CEO, the Committee shall (i) record the Committee's receipt of the report, (ii) inform the Fund's CEO of the report (other than those received from the and
     (iii)  determine  whether  an  investigation  of a  material  violation  is necessary or appropriate. In determining whether an investigation is necessary or appropriate, the Committee shall consider such factors as it considers appropriate under the circumstances, which may include the seniority of the alleged wrongdoer, the seriousness of the alleged violation and the credibility of the allegation. If the Committee determines that an investigation is necessary, the Committee must (A) notify the Fund's Audit Committee or the Board of Directors, (B) initiate an investigation and (C) retain additional expert personnel as it deems necessary. The Committee shall have the discretion to engage auditors, counsel or other experts to assist in the investigation of any report and in the analysis of results.

          (c) Investigations. If the Committee deems it necessary, the Committee may direct outside counsel to conduct a preliminary internal investigation to determine whether the reported material violation has occurred, is ongoing or is about to occur. The Committee may direct employees of the Funds' investment advisers or administrators or any officer(s) of the Funds to assist outside counsel. If Fund counsel is the reporting counsel, Fund counsel nonetheless may be engaged to conduct the preliminary internal investigation. If Fund counsel is the reporting counsel, Fund counsel may decline to lead the preliminary internal investigation and may recommend that the Fund seek alternative counsel for purposes of conducting such investigation. Any investigation may be conducted by the relevant Fund's CEO or chief legal officer (or the equivalent thereof) if such officer is not the reporting attorney and is not the subject of the alleged violation described in the report.

          (d) Responses. At the conclusion of any investigation, the Committee, by majority vote, shall recommend that the relevant Fund implement an appropriate response to evidence of a material violation. What constitutes an appropriate response will depend on whether the Committee determines, on the basis of the facts and circumstances, that a material violation has occurred, is ongoing or is about to occur.

Unless the Committee reasonably believes that no material violation has occurred, is ongoing or is about to occur, the Committee shall take all reasonable steps to cause the Funds to adopt an appropriate response. If the preliminary internal investigation is performed by outside counsel, such counsel may recommend a proposed response for adoption by the Committee.

          (e) Determination: No Violation. The Committee may determine that no material violation has occurred, is ongoing or is about to occur. That determination must be made on the basis that the Committee "reasonably believes" that no material violation has occurred, is ongoing or is about to occur. "Reasonably believes" means that the Committee "believes the matter in question and that the circumstances are such that the belief is not unreasonable."

          (f) Determination: Material Violation Has Occurred, Is Ongoing or Is About to Occur. If the Committee reasonably believes that a material violation has occurred, is ongoing or is about to occur, the following responses should be considered:

               i) A Material Violation Has Occurred If the Committee reasonably believes that the reported material violation has already occurred, the Committee should seek to remedy or otherwise address the material violation. The Committee should explore what steps would be necessary or appropriate to reduce the likelihood of a recurrence of the material violation. The Committee should consider recommending that sanctions be imposed in connection with the violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               ii) A Material Violation Is Ongoing If the Committee reasonably believes that the reported material violation is ongoing, the Committee should seek to take or recommend steps, measures and/or sanctions that are designed to (i) stop any material violations that are ongoing, (ii) remedy or otherwise appropriately address the portion of the material violation that has already occurred, and (iii) reduce the likelihood of a recurrence of the material violation. Disclosure to the public or to the SEC should be considered, depending on the nature of the violation and other relevant factors.

               iii) A Material Violation Has Yet to Occur If the Committee reasonably believes that the reported material violation has not yet occurred, the Committee should seek to take or recommend steps and/or measures to prevent the reported material violation from occurring. Depending on the circumstances of the impending violation, actions to address potential future violations, including sanctions, should be considered. In unusual circumstances, disclosure to the SEC may also be appropriate. The Committee may retain outside counsel, which may be Fund counsel, to undertake a review of the reported evidence of a material violation in order to assist the Committee in determining what remedial measures would be appropriate under the circumstances.

          (g) Other Action. The Committee shall have the authority and responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC, in the event a Fund fails in any material respect to implement a recommendation that the Committee has made within a reasonable period of time.

          (h) Reporting and Recordkeeping. The Committee shall inform the relevant Fund's CEO and chief legal officer (or the equivalent thereof) and the Board of Directors of the results of any investigation of a report of a material violation and any appropriate remedial measures to be adopted. The Committee or its delegate shall prepare, or cause to be prepared, a memorandum reflecting (i) the information developed in any internal investigation, (ii) any remedial recommendation made by the Committee or by outside counsel retained to review any report of a material violation and
     (iii) any remedial actions taken. The Committee should review these records periodically to determine whether there are any patterns of activity or violations that have emerged.

          (i) Protection of Reporting Attorneys. The Committee shall not retaliate, and shall not tolerate any retaliation by Fund management or any other person or group, directly or indirectly, against anyone who, in good faith, reports evidence of a material violation or provides assistance to the Committee or any other person or group, including regulatory authorities, investigating a report. The Committee shall seek to maintain the confidentiality of any person who submits a report and who asks that his or her identity remain confidential and shall not make any effort, or tolerate any effort made by any other person or group, to ascertain the identity of any person who makes a report anonymously.

          (j) Oversight Responsibilities. The Committee will undertake an annual review of these Procedures and the reporting and investigation systems to determine whether they are functioning properly. The Boards of Directors of the Funds have reviewed and adopted these Procedures. The Boards of Directors will review these Procedures periodically to assure that they appropriately address then-existing requirements for attorney up-the-ladder reporting.

     11. The Committee shall review this Charter at least annually and recommend any changes to the full Board of Directors.

     12. This Charter may be altered, amended or repealed, or a new Charter may be adopted, by the Board by the affirmative vote of a majority of all the members of the Board, including a majority of the "non-interested" Board members (within the meaning of the Investment Company Act of 1940, as amended).

     13. The Chief Executive Officer ("CEO") of the Fund shall certify to the Audit Committee of the Fund annually that he is not aware of any violation by the Fund of any corporate governance standards or policies to which the Fund is subject. In addition, the CEO of the Fund must promptly notify the Audit Committee in writing after any executive officer of the Fund becomes aware of any material non-compliance with any applicable corporate governance listing standard or policy.

     14. (a) The Fund shall provide the NYSE, with respect to any subsequent changes to the composition of the Audit Committee or otherwise approximately once each year, written confirmation of the determinations required by Section 3 above.

          (b) The CEO of the Fund shall certify to the NYSE annually that he is not aware of any violation by the Fund of the NYSE corporate governance listing standards and such certification shall be included in the Fund's annual report to shareholders. If the CEO of the Fund provides notice to the NYSE upon receipt of any report by any executive officer of any material non-compliance with any applicable provisions of the NYSE corporate governance listing standards, copies of any such certification or notice shall be provided to the Audit Committee of the Fund.

                                      PROXY


                           FIRST FINANCIAL FUND, INC.

                    PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned holder of shares of Common Stock of First Financial Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Stephen C. Miller, Carl D. Johns, and Thomas V. Finnerty, or any of them, as proxies for the undersigned, with full powers of substitution in each of them, to attend the Annual Meeting of Stockholders (the "Annual Meeting") to be held at The Resort at the Mountain, 68010 East Fairway Avenue, Welches, Oregon at 9:00 a.m. Pacific Daylight Time (local time), on Friday, August 3, 2007, and any adjournments or postponements thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and to otherwise represent the undersigned at the Annual Meeting with all the powers possessed by the undersigned if personally present at the Meeting.

The votes entitled to be cast will be cast as instructed below. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" each of the nominees for Director as more fully described in the Proxy Statement.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, which are incorporated herein. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Meeting. A majority of the proxies present and acting at the Annual Meeting in person or by substitute (or, if only one shall be so present, then that one) shall have and may exercise all of the power and authority of said proxies hereunder. The undersigned hereby revokes any proxy previously given.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

Please indicate your vote by an "X" in the appropriate box below.

This proxy, if properly executed, will be voted in the manner directed by the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSAL 1.

Please refer to the Proxy Statement for a discussion of the Proposals.

--------------- ----------------------------------------------------------------------------------
                Election of Directors:  Nominees are Richard I. Barr,  John S. Horejsi,  Susan L.
 1.             Ciciora, Dr. Dean L. Jacobson, and Joel W. Looney.

                FOR____         WITHHOLD___             FOR ALL EXCEPT ___
--------------- ----------------------------------------------------------------------------------

Instruction: If you do not wish your shares voted "for" a particular nominee, mark the "For All Except" box and strike a line through the name(s) of the nominee(s). Your shares will be voted "For" the remaining nominee(s).

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" ELECTION OF ALL THE NOMINEES

--------------------------------------------------------------------------------


MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT        ____

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

NOTE: Please sign exactly as your name appears on this Proxy. If joint owners, EACH should sign this Proxy. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give your full title.

Signature:
                   -------------------------

Date:
                   -------------------------

Signature:
                   -------------------------

Date:
                   -------------------------